UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2017

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The matters voted upon at Intevac’s Annual Meeting held on May 17, 2017 and the results of such voting are set forth below:

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 1: Election of Directors
Norman H. Pond	15,165,871	N/A	102,910	4,926,835
Wendell T. Blonigan	15,153,619	N/A	115,162	4,926,835
Matthew A. Drapkin	15,144,595	N/A	124,186	4,926,835
David S. Dury	15,147,487	N/A	121,294	4,926,835
Thomas M. Rohrs	12,901,060	N/A	2,367,721	4,926,835
John F. Schaefer	15,148,868	N/A	119,913	4,926,835

All director nominees were duly elected.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 2: Proposal to approve an amendment to the Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares	15,214,277	43,150	—	4,938,189

Proposal 2 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 3: Proposal to approve an amendment to the Intevac 2012 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares and make certain other changes to the plan, and to approve the material terms of the plan	12,325,374	2,925,263	—	4,944,979

Proposal 3 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 4: BPM LLP as independent public accountants for the fiscal year ending December 30, 2017	20,164,915	2,229	—	28,472

Proposal 4 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 5: An Advisory Vote on Executive Compensation	14,723,036	65,035	—	5,407,545

The compensation of the named executive officers as disclosed in the Proxy Statement was approved on an advisory basis.

	One Year	Two Years	Three Years	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 6: An Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	10,743,251	149,382	4,271,649	—	5,031,334

The option of holding the advisory vote on executive compensation every one year was approved on an advisory basis by a majority of the votes cast on the proposal.

Consistent with the stated preference of a majority of the Company’s stockholders and the recommendation of management, the Board of Directors determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 19, 2017	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration,
Chief Financial Officer and Treasurer